Exhibit 99.1

MEDIA GENERAL, INC.

Letter of Transmittal

for

Tender of any and all Outstanding

$300,000,000 11 3 /4 % Senior Secured Notes Due 2017

In Exchange for

$300,000,000 11 3 /4% Senior Secured Notes Due 2017

Which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), as described in the Prospectus dated [—], 2010 (as the same may be amended or supplemented from time to time, the “Prospectus”).

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON [—], 2010, UNLESS THE EXCHANGE OFFER (AS DEFINED BELOW) IS EXTENDED BY MEDIA GENERAL, INC. (THE “COMPANY”) IN ITS SOLE DISCRETION (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO
5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent For The Exchange Offer Is:

The Bank of New York Mellon

By Registered or Certified Mail, or Hand Delivery or Overnight Delivery:	Facsimile Transmissions:

Bank of New York Mellon Corporate Trust Operations Reorganization Unit 101 Barclay Street, 7th Floor New York, New York 10286 Attention: Carolle Montreuil	(Eligible Institutions Only) (212) 298-1915 To Confirm by Telephone or for Information Call: (212) 815-5920

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

This Letter of Transmittal is to be completed by: (i) the registered holders (which term, for purposes of this document, shall include any participant in The Depository Trust Company (“DTC”)) (the “Registered Holder”) of 11 3/4% Senior Secured Notes issued February 12, 2010 by the Company (the “Original Notes”); or (ii) any persons authorized to become the Registered Holders by endorsements or appropriate bond powers, and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Original Notes to comply with the restrictions on transfer applicable to the Original Notes), of the Original Notes (such persons together with the Registered Holders are collectively referred to herein as the “Tendering Holders”), either if (a) certificates for the Original Notes (the “Certificates”) are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section entitled “The Exchange Offer” under the heading “Procedures for Tendering” in the Prospectus and an Agent’s Message is not transmitted to and received by the Exchange Agent. See Instruction 5.

The Certificates or Book-Entry Confirmation (as defined below) of a book-entry transfer of the Original Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Book-Entry Confirmation” means a timely confirmation of a book-entry transfer of the Original Notes into the Exchange Agent’s account at DTC. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant.

Tendering Holders of the Original Notes whose Certificates are not immediately available, or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the section entitled “The Exchange Offer” under the heading “Guaranteed Delivery Procedures” in the Prospectus.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

All Tendering Holders Must Complete This Table:

DESCRIPTION OF TENDERED ORIGINAL NOTES

If blank, please fill in name(s) and addresses of Registered Holder(s) of Tendered Original Notes*	Please fill in name(s) and addresses of Tendering Holder(s) of Tendered Original Notes**	Tendered Original Notes (attach additional list if necessary)

		Certificate Number(s)***	Aggregate Principal Amount of Original Notes	Principal Amount of Original Notes Tendered (if less than all)****

Total Amount Tendered

*	The name(s) and address(es) of the Registered Holder(s) of the Tendered Original Notes should be printed above, if they are not already set forth above, as they appear on the Certificates.
**	If the undersigned Tendering Holder(s) is not the Registered Holder(s) of the Tendered Original Notes, the name(s) and address(es) of the undersigned Tendering Holder(s) should be printed above.
***	The Certificate number(s) of the Tendered Original Notes should be indicated in the boxes above. These boxes do not need to be completed by book-entry holders.
****	The Tendered Original Notes may be tendered in whole or in part in principal amounts of US$2,000 or an integral multiple of US$1,000 in excess thereof, provided that if any Tendered Original Notes are tendered for exchange in part, the untendered amount thereof must be in a principal amount of US$2,000 or an integral multiple of US$1,000 in excess thereof. All Tendered Original Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF THE TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF THE TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF THE TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND THE EXCHANGE NOTES (AS DEFINED BELOW), OR NONEXCHANGED OR NONTENDERED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF THE ORIGINAL NOTES WERE ACQUIRED BY BROKER-DEALERS FOR THEIR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WHO WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

The undersigned Tendering Holder(s) hereby tenders to the Company, the Original Notes identified in the table above (the “Tendered Original Notes”) in exchange for the like principal amount of notes to be issued in exchange for the Original Notes which have been registered under the Securities Act (the “Exchange Notes”), upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Tendered Original Notes in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned Tendering Holder(s) hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to the Tendered Original Notes. The undersigned Tendering Holder(s) hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the Tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) receive the Exchange Notes to be issued in exchange for the Tendered Original Notes upon delivery of the Certificates to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present Certificates for transfer, and to transfer the Tendered Original Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Tendered Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED TENDERING HOLDER(S) HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED TENDERING HOLDER(S) HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE TENDERED ORIGINAL NOTES AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE TENDERED ORIGINAL NOTES ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED TENDERING HOLDER(S) WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE TENDERED ORIGINAL NOTES, AND THE UNDERSIGNED TENDERING HOLDER(S) WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED TENDERING HOLDER(S) HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The undersigned Tendering Holder(s) understands that the tender of the Tendered Original Notes pursuant to any one of the procedures described in the section entitled “The Exchange Offer” under the heading “Procedures for Tendering” in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such Tendered Original Notes, constitutes a binding agreement between the undersigned Tendering Holder(s) and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned Tendering Holder(s) recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any Tendered Original Notes.

The undersigned Tendering Holder(s) understands that if any Tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if the Certificates delivered to the Company represent more Original Notes than the Tendered Original Notes, then (i) the Certificates for such nonexchanged or nontendered Original Notes will be returned, (ii) substitute Certificates for such nonexchanged or nontendered Original Notes will be issued, or (iii) in the case of Tendered Original Notes tendered by book-entry transfer, such Tendered Original Notes will be credited to the account indicated above maintained at DTC, as applicable, without expense to the undersigned Tendering Holder(s), promptly following the expiration or termination of the Exchange Offer.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, the undersigned Tendering Holder(s) hereby directs that the Exchange Notes, or nonexchanged or nontendered Original Notes, be issued in the name(s) of the undersigned Tendering Holder(s) or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes, or nonexchanged or nontendered Original Notes, be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver the Exchange Notes, or nonexchanged or nontendered Original Notes, to the undersigned Tendering Holder(s) at the address shown below the undersigned Tendering Holder(s)’s signature. See Instruction 6.

BY TENDERING THE TENDERED ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT’S MESSAGE IN LIEU THEREOF, THE UNDERSIGNED TENDERING HOLDER(S) HEREBY REPRESENTS AND AGREES THAT (i) THE UNDERSIGNED TENDERING HOLDER(S) IS NOT AN “AFFILIATE” OF THE COMPANY, (ii) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED TENDERING HOLDER(S) ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (iii) THE UNDERSIGNED TENDERING HOLDER(S) HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF THE EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, (iv) IF THE UNDERSIGNED TENDERING HOLDER(S) IS NOT A BROKER-DEALER, THE UNDERSIGNED TENDERING HOLDER(S) IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED TENDERING HOLDER(S), AND (v) IF THE UNDERSIGNED TENDERING HOLDER(S) IS A BROKER-DEALER, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, (A) THE TENDERED ORIGINAL NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) IF SUCH BROKER-DEALER IS A PARTICIPATING BROKER-DEALER, IT WILL DELIVER THE PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED TENDERING HOLDER(S) (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT), AS APPLICABLE.

THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, IF THE UNDERSIGNED TENDERING HOLDER(S) IS A PARTICIPATING BROKER-DEALER, THE PROSPECTUS MAY BE USED BY SUCH TENDERING HOLDER(S) IN CONNECTION WITH ANY RESALE OF ANY EXCHANGE NOTES TO BE RECEIVED BY SUCH UNDERSIGNED TENDERING HOLDER(S) IN EXCHANGE FOR THE TENDERED ORIGINAL NOTES, WHERE SUCH TENDERED ORIGINAL NOTES WERE ACQUIRED BY SUCH UNDERSIGNED TENDERING HOLDER(S) FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH UNDERSIGNED TENDERING HOLDER(S). IN THAT REGARD, SUCH UNDERSIGNED TENDERING HOLDER(S) BY TENDERING THE TENDERED ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT’S MESSAGE IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT THAT MAKES ANY

STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR THAT CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENTS, SUCH UNDERSIGNED TENDERING HOLDER(S) WILL SUSPEND THE SALE OF THE EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO SUCH TENDERING HOLDER(S) OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE NOTES, IT SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH SUCH TENDERING HOLDER(S) IS ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF THE EXCHANGE NOTES, BY THE NUMBER OF DAYS DURING THE PERIOD (i) FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE (ii) TO AND INCLUDING THE DATE WHEN SUCH UNDERSIGNED TENDERING HOLDER(S) SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE NOTES, OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

AS A RESULT, IF THE UNDERSIGNED TENDERING HOLDER(S) IS A PARTICIPATING BROKER-DEALER AND INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES RECEIVED IN EXCHANGE FOR THE TENDERED ORIGINAL NOTES, WHERE SUCH TENDERED ORIGINAL NOTES WERE ACQUIRED BY SUCH UNDERSIGNED TENDERING HOLDER(S) FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, MUST NOTIFY THE COMPANY, OR CAUSE THE COMPANY TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE, THAT IT IS A PARTICIPATING BROKER-DEALER. SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH HEREIN.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned Tendering Holder(s) and any obligation of the undersigned Tendering Holder(s) hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned Tendering Holder(s). Except as stated in the Prospectus, this tender is irrevocable.

THE UNDERSIGNED TENDERING HOLDER(S), BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE TENDERED ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

TENDERING HOLDER(S) SIGN HERE

(SEE INSTRUCTIONS 2, 5 AND 6)

(PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 16)

(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

If the undersigned Tendering Holder(s) is a Registered Holder(s), this Letter of Transmittal must be signed by such Tendering Holder(s) exactly as its name(s) appears on the Certificate(s) hereby tendered or on the register of holders maintained by the Company.

If the undersigned Tendering Holder(s) is not a Registered Holder(s), this Letter of Transmittal must be signed by such Tendering Holder(s) exactly as its name should name appear on the register of holders maintained by the Company. Such Tendering Holder(s) must be authorized to become a Registered Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Original Notes to comply with the restrictions on transfer applicable to the Original Notes).

If this Letter of Transmittal is signed by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another person acting in a fiduciary capacity or representative capacity, of the Tendering Holder(s), please identify the signer’s full title. See Instruction 5.

(Signature(s) of Tendering Holder(s))

Date:                     , 2010

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

(Tax Identification or Social Security Number(s))

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTIONS)

(Authorized Signature)

Date:                     , 2010

Name of Firm:

Capacity (full title):

(Please Print)

Address:

(Include Zip Code)

Area Code and Telephone Number:

(TAX IDENTIFICATION OR SOCIAL

SECURITY NUMBER(S))

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5 and 6)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5 and 6)

To be completed ONLY if Exchange Notes or Original Notes not tendered are to be issued in the name of someone other than the Tendering Holder(s) of Original Notes whose name(s) appear(s) above.

To be completed ONLY if Exchange Notes or Original Notes not tendered are to be sent to someone other than the Tendering Holder(s) of Original Notes whose name(s) appear(s) at an address other than that shown above.

Issue: ☐ Original Notes not tendered to: ☐ Exchange Notes to:	Issue: ☐ Original Notes not tendered to: ☐ Exchange Notes to:

Name:	Name:

(Please Print)	(Please Print)

Address:	Address:

(Include Zip Code)	(Include Zip Code)

(Tax Identification or Social Security Number(s))	(Tax Identification or Social Security Number(s))

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed either if (i) the Certificates are to be forwarded herewith or (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section entitled “The Exchange Offer” under the heading “Procedures for Tendering” in the Prospectus. The Certificates, or timely confirmation of a book-entry transfer of the Tendered Original Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

The Tendered Original Notes may be tendered pursuant to the Exchange Offer in whole or in part in principal amounts of US$2,000 or an integral multiple of US$1,000 in excess thereof, provided that, if any Tendered Original Notes are tendered for exchange in part, the untendered amount thereof must be in a principal amount of US$2,000 or an integral multiple of US$1,000 in excess thereof.

If the Tendering Holder(s) wishes to tender the Tendered Original Notes and (i) the Tendered Original Notes are not immediately available or (ii) the Tendering Holder(s) cannot deliver the Tendered Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) the Tendering Holder(s) cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender the Tendered Original Notes by complying with the guaranteed delivery procedures set forth in the section entitled “The Exchange Offer” under the heading “Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent prior to the Expiration Date, by mail, hand delivery, overnight courier or facsimile transmission, and must include a guarantee by an Eligible Institution in the form set forth in such Notice; and (iii) the Certificates (or a Book-Entry Confirmation) representing all the Tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the section entitled “The Exchange Offer” under the heading “Guaranteed Delivery Procedures” in the Prospectus. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or governmental securities dealer, (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association, with membership in an approved signature medallion guarantee program, that is a participant in a Securities Transfer Association.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER(S) AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS TO BE MADE OTHER THAN BY HAND OR FACSIMILE, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The Company will not accept any alternative, conditional or contingent tenders. Each Tendering Holder(s), by execution of a Letter of Transmittal (or facsimile thereof), or delivery of an Agent’s Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed unless the Tendered Original Notes are tendered:

(i) by the Registered Holder(s) of such Tendered Original notes and such Registered Holder(s) has not completed either the box entitled “Special Issuance Instructions” above or the box entitled “Special Delivery Instructions” above; or

(ii) for the account of a firm that is an Eligible Institution.

In the event that signatures on this Letter of Transmittal are required to be guaranteed, such guarantee must be by an Eligible Institution.

3. Inadequate Space. If the space provided in the box captioned “Description of Original Notes” is inadequate, the Certificate number(s) and/or the principal amount of Tendered Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights. Tenders of the Tendered Original Notes will be accepted only in principal amounts of US$2,000 or an integral multiple of US$1,000 in excess thereof.

All the Tendered Original Notes represented by the Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If less than all the Tendered Original Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of the Tendered Original Notes which are to be tendered in the box entitled “Principal Amount of Original Notes Tendered.” If any Tendered Original Notes are tendered for exchange in part, the untendered amount thereof must be in a principal amount of US$2,000 or an integral multiple of US$1,000 in excess thereof.

In such case, unless otherwise indicated in the box entitled “Special Issuance Instructions” above, new Certificate(s) for the nontendered Original Notes (that were evidenced by the old Certificate(s) that were submitted to the Company) will be issued in the name(s) of the above Tendering Holder(s), or in the case of a book-entry transfer of Original Notes, such nontendered Original Notes, will be credited to the account indicated above maintained at DTC, in each case, promptly after the Expiration Date. Similarly, unless otherwise indicated under “Special Delivery Instructions,” new Certificate(s) for the nontendered Original Notes will be delivered to the above Tendering Holder(s) at the address shown below the above Tendering Holder(s)’s signature.

Except as otherwise provided herein, tenders of the Tendered Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal to be effective, the Exchange Agent must receive a written notice of withdrawal at the address, or in the case of Eligible Institutions, at the facsimile number, set forth above or in the section entitled “The Exchange Offer” under the heading “Exchange Agent” in the Prospectus, before 5:00 p.m., New York City time, on the Expiration Date. Any notice of withdrawal must specify the name of the Tendering Holder(s), identify the Tendered Original Notes to be withdrawn (including the certificate number or numbers and the principal amount of the Tendered Original Notes), and, where Certificates for the Tendered Original Notes have been tendered, then before the release of such Certificate(s) the withdrawing Tendering Holder(s) must also submit (i) the name of the Registered Holder(s) of the Tendered Original Notes as set forth on the Certificate for such Tendered Original Notes, if different from that of the withdrawing Tendering Holder(s), (ii) the serial numbers shown on such Certificate(s), and (iii) a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, except in the case of Tendered Original Notes tendered for the account of an Eligible Institution. If Tendered Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth under the section entitled “The Exchange Offer” under the heading “Procedures for Tendering” in the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of the Tendered Original Notes and otherwise comply with the procedures of such facility.

All questions as to the validity, form and eligibility (including time of receipt) of withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person, shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

Tendered Original Notes properly withdrawn will be deemed not to have been validly tendered for exchange purposes of the Exchange Offer. Any Tendered Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Tendering Holder(s) thereof without cost to such Tendering Holder(s) (or in the case of Tendered Original Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described in the section entitled “The Exchange Offer” under the heading “Procedures for Tendering” in the Prospectus, such Tendered Original Notes will be credited to an account maintained with DTC for Original Notes), as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

Properly withdrawn Tendered Original Notes may be retendered by following one of the procedures described in the section entitled “The Exchange Offer” under the heading “Procedures for Tendering” in the Prospectus, at any time on or before the Expiration Date.

5. Signatures on Letter of Transmittal, Assignments and Endorsement. If this Letter of Transmittal is signed by the Registered Holder(s) of the Tendered Original Notes, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever. Moreover, no endorsement(s) of Certificate(s) or separate bond power(s) are required, if this Letter of Transmittal is signed by the Registered Holder(s) of the Tendered Original Notes, unless the Exchange Notes, or nonexchanged or nontendered Tendered Original Notes, are to be issued in the name of a person(s) other than such Registered Holder(s) by completing the box entitled “Special Issuance Instructions” above. See
Instruction 6.

If this Letter of Transmittal is signed by Tendering Holders other than the Registered Holder(s) of the Tendered Original Notes, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the Registered Holder(s) appear(s) on the Certificates, and such opinions of counsel, certifications and other information as the Company or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to Original Notes. Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If any of the Tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the Tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person’s authority so to act.

6. Special Issuance and Delivery Instructions. If either the Exchange Notes, or the nonexchanged or nontendered Tendered Original Notes, are to be issued in the name of a person or persons other than the Tendering Holders of the Tendered Original Notes listed and transmitted hereby, the box entitled “Special Issuance Instructions” above should be completed. In addition, this Letter of Transmittal must be accompanied by such endorsements, bond powers, opinions of counsel, certifications and other information as the Company or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Tendered Original Notes. Such person or persons, as well as the Tendering Holders of the Tendered Original Notes, must sign this Letter of Transmittal. All signatures necessitated by the foregoing requirements must be guaranteed by an Eligible Institution.

If either the Exchange Notes, or the nonexchanged or nontendered Tendered Original Notes, are to be sent to someone other than the Tendering Holders, at an address other than that shown above, the box entitled “Special Delivery Instructions” above should be completed. In addition, such person or persons, as well as the Tendering Holders of the Tendered Original Notes, must sign this Letter of Transmittal. All signatures necessitated by the foregoing requirements must be guaranteed by an Eligible Institution.

7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of the Tendered Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive satisfaction of any of the conditions of the Exchange Offer set forth in the Prospectus in the section entitled “The Exchange Offer” under the heading “Conditions to the Exchange Offer” or irregularities in any tender of the Tendered Original Notes by the above-identified Tendering Holder(s) whether or not similar conditions or irregularities are waived in the case of Tendering Holders of other Original Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of the Tendered Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. 28% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, if the above-identified Tendering Holder(s)’s tender of the Tendered Original Notes are accepted for exchange, the above-identified Tendering Holder(s) is required to provide the Exchange Agent with its correct taxpayer identification number (“TIN”) on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the “IRS”) may subject the holder or other payee to a penalty. In addition, payments to a holder or other payee with respect to the Tendered Original Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding.

If the above-identified Tendering Holder(s) is not the Registered Holder(s) of the Tendered Original Notes, the above-identified Tendering Holder(s) is required to provide the Exchange Agent with the TIN (e.g., social security number or employer identification number) of either the Registered Holder(s) of the Tendered Original Notes, or of the last transferee appearing on the transfers attached to, or endorsed on, the Tendered Original Notes, as the case may be.

Certain Tendering Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Tendering Holders should nevertheless complete the attached Substitute Form W-9 below, and write “exempt” on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder’s non-U.S. status.

Backup withholding is not an additional tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any irregularity with respect to any tender of Original Notes; nor shall any of them incur any liability for failure to give any such notice.

12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing the Tendered Original Notes have been lost, destroyed or stolen, the above-identified Tendering Holder(s) should promptly notify the Exchange Agent. Such Tendering Holder(s) will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

13. Security Transfer Taxes. If the above-identified Tendering Holder(s) who tenders the Tendered Original Notes for exchange, it will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the Registered Holder(s) of the Tendered Original Notes, or if a transfer tax is imposed for any reason other than the exchange of the Tendered Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the above-identified Tendering Holder(s) or any other persons) will be payable by the above-identified Tendering Holder(s). If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the above-identified Tendering Holder(s).

IMPORTANT:	THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(SEE INSTRUCTION 9)

PAYOR’S NAME: THE BANK OF NEW YORK MELLON

SUBSTITUTE	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX TO THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
Form W-9	Social security number OR

Employer identification number
Part II—Certification-Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

Department of the Treasury Internal Revenue Service

(2)    I am not subject to backup withholding either because (i) I am exempt  from backup withholding, (ii) I have not been notified by the Internal  Revenue Service (“IRS”) that I am subject to backup withholding as a  result of a failure to report all interest or dividends, or (iii) the IRS has  notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Certification Instructions- You must cross out item 2 of Part II above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature: Date:
Name (Please Print):

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 28% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER.